Exhibit 10.1
Supplemental Agreement No. 9
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 18th day of June, 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
WITNESSETH:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft);
WHEREAS, the parties entered into an Aircraft General Terms Agreement, dated November 7, 2006, as incorporated by reference into the Purchase Agreement (AGTA);
WHEREAS, Customer anticipates, pursuant to that certain Purchase Agreement Assignment between [ * ] and Customer (Assignment Agreement), taking delivery from Boeing of one (1) new Boeing model 777-F aircraft with manufacturing serial number [ * ]; and
WHEREAS, Boeing and Customer desire that, for the purposes of post-delivery support and operation, [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157 Supplemental Agreement #9	S9-1

Supplemental Agreement 9 to
Purchase Agreement No. 3157
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
[ * ]
8. Effectiveness.
Except with respect to matters, rights, obligations, mutual covenants and entitlements expressed herein pertaining to pre-delivery matters, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer shall be effective upon Customer taking title to [ * ]. Should Customer not take title to [ * ], for any reason, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer set forth in this Supplemental Agreement shall be cancelled and become null and void except for any Service Agreement(s) that were executed amongst [ * ] and Customer.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ RICHARD R. OCHS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	VP, Aircraft Acquisitions & SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157 Supplemental Agreement #9	S9-2

Supplemental Agreement No. 10
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 18th day of June, 2010, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
WITNESSETH:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft);
WHEREAS, the parties entered into an Aircraft General Terms Agreement, dated November 7, 2006, as incorporated by reference into the Purchase Agreement (AGTA);
WHEREAS, Customer anticipates, pursuant to that certain Purchase Agreement Assignment between [ * ] and Customer (Assignment Agreement), taking delivery from Boeing of one (1) new Boeing model 777-F aircraft with manufacturing serial number [ * ]; and
WHEREAS, Boeing and Customer desire that, for the purposes of post-delivery support and operation, [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157 Supplemental Agreement #10	S10-1

Supplemental Agreement 10 to
Purchase Agreement No. 3157
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
[ * ]
8. Effectiveness.
Except with respect to matters, rights, obligations, mutual covenants and entitlements expressed herein pertaining to pre-delivery matters, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer shall be effective upon Customer taking title to [ * ]. Should Customer not take title to [ * ], for any reason, the matters, rights, obligations, mutual covenants and entitlements of Boeing and Customer set forth in this Supplemental Agreement shall be cancelled and become null and void except for any Service Agreement(s) that were executed amongst [ * ] and Customer.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/S/ RICHARD R. OCHS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	VP, Aircraft Acquisitions & SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. 3157 Supplemental Agreement #10	S10-2

Supplemental Agreement No. 11
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, is entered into as of the 19th day of August, 2010, but shall not be effective until the “SA 11 Effective Date” (as defined in and as will be established pursuant to Article 14 below), by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
WITNESSETH:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft); and
WHEREAS, Customer desires to add two (2) new Aircraft to the Purchase Agreement with delivery months as follows:

Delivery Month for
new Aircraft	Manufacturer’s Serial Number
[ * ]	[ * ]
[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend and supplement the Purchase Agreement as follows:

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S11-1

Supplemental Agreement 11 to
Purchase Agreement No. 3157
All capitalized terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 11.

2.	Customer and Boeing hereby acknowledge and confirm that two (2) new Aircraft with delivery months of [ * ] bearing Manufacturer’s Serial Number (MSN) [ * ] and of [ * ] bearing [ * ], respectively, are hereby added to the Purchase Agreement and will be considered Block C Aircraft (Block C).

3.	Remove and replace, in its entirety, Table 1-C with the revised Table 1-C attached hereto to reflect the addition of the Block C Aircraft bearing MSN [ * ], and to incorporate the delivery date and pricing of the Block C Aircraft bearing MSN [ * ], which Aircraft has been added to the Purchase Agreement by this Supplemental Agreement No. 11.

4.	Table 1-C1 attached hereto is hereby added to the Purchase Agreement to reflect the addition of the Block C Aircraft bearing MSN [ * ] and to incorporate the delivery date and pricing of the Block C Aircraft bearing MSN [ * ], which Aircraft has been added to the Purchase Agreement by this Supplemental Agreement No. 11.

5.	Exhibit A2 is hereby added to the Purchase Agreement to incorporate an updated Detail Specification and to reflect the Optional Features [ * ] for all Block C Aircraft, including those added by Supplemental Agreement No. 8 and those added by this Supplemental Agreement No. 11, but excluding the Block C Aircraft bearing MSN [ * ].

6.	Exhibit A3 is hereby added to the Purchase Agreement to incorporate a different Detail Specification for the Block C Aircraft bearing MSN [ * ].

7.	Customer and Boeing agree that the two (2) Block C Aircraft added to the Purchase Agreement by this Supplemental Agreement No. 11 will be subject to and benefit from the same terms and conditions as the other Block C Aircraft, except as otherwise expressly set forth herein and except as otherwise may be agreed to in a writing signed by the authorized representatives of the parties.

8.	Remove and replace, in its entirety, Letter Agreement FED-PA-LA-1000790 “Special Matters for Block C Aircraft” with the revised Letter Agreement FED-PA-LA-1000790R1 attached hereto, to reflect the changes made by this Supplemental Agreement No. 11.
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S11-2

Supplemental Agreement 11 to
Purchase Agreement No. 3157
10.	As a result of adding the Block C Aircraft bearing MSN [ * ] and MSN [ * ] to the Purchase Agreement pursuant to this Supplemental Agreement No. 11, [ * ].

11.	[ * ].

12.	[ * ]

13.	[ * ]

14.	[ * ]

15.	[ * ]

15.3 On the SA 11 Effective Date, Supplemental Agreement No. 9 and Supplemental Agreement No. 10 to the Purchase Agreement shall be cancelled and become null and void.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ RICHARD R. OCHS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	VP, Aircraft Acquisitions & SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S11-3

TABLE OF CONTENTS

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	5

1B	Block B Aircraft Information Table	4

1C	Block C Aircraft Information Table	11

1C1	Block C Aircraft Information Table (MSN [ * ])	11

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 11
BOEING PROPRIETARY

1

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R1	Special Matters for Block C Aircraft	11

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 11
BOEING PROPRIETARY

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

P.A. No. 3157	SA 11
BOEING PROPRIETARY

3

Table 1-C To
Purchase Agreement No. PA-3157
Block C Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	[ * ]	Detail Specification:	D019W007FED7F-1, Rev B dated July 16, 2010
Engine Model/Thrust:	GE90-110B1L	[ * ]	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	208.2

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Deposit per Aircraft:		[ * ]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
Block C Aircraft
[ * ]	1	[ * ]	[ * ]	MSN[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]			[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]			[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]			[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]			[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Note: Option Features for the Block C Aircraft are detailed in Exhibit A2.
Optional Features for Aircraft with MSN [ * ] are detailed in Exhibit A3

Boeing Proprietary	Supplemental Agreement No. 11

Table 1-C1 To
Purchase Agreement No. PA-3157
Block C (MSN [ * ]) Aircraft Delivery, Description, Price and Advance Payments

**Airframe Model/MTOW:	777-Freighter	[ * ]	Detail Specification:	[ * ]
Engine Model/Thrust:	GE90-110B1L	[ * ]	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	208.2

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Deposit per Aircraft:		[ * ]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
Block C Aircraft with [ * ]
[ * ]	1	[ * ]	[ * ]	MSN [ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Note:	*Option Features for Block C Aircraft with [ * ] are detailed in Exhibit A3 [ * ]

Boeing Proprietary	Supplemental Agreement No. 11

Exhibit A2 to
Purchase Agreement No. 3157

BLOCK C AIRCRAFT CONFIGURATION
Dated August 19, 2010
relating to
BOEING MODEL 777-FREIGHTER BLOCK C AIRCRAFT
The Detail Specification for FedEx is Detail Specification D019W007FED7F-1, Rev B. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007 Rev D and as amended to incorporate the Options attached here to, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).
The Aircraft Basic Price reflects and includes all effects of such Optional Features, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.
Supplemental Agreement No. 11

Exhibit A2 to	BOEING PROPRIETARY
Purchase Agreement No. 3157

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Supplemental Agreement No. 11	BOEING PROPRIETARY

Exhibit A2 to	BOEING PROPRIETARY
Purchase Agreement No. 3157

[ * ]	[ * ]	[ * ]
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Supplemental Agreement No. 11	BOEING PROPRIETARY

Exhibit A2 to	BOEING PROPRIETARY
Purchase Agreement No. 3157

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Supplemental Agreement No. 11	BOEING PROPRIETARY

Exhibit A3 to
Purchase Agreement No. 3157

BLOCK C AIRCRAFT CONFIGURATION
Dated August 19, 2010
relating to
BOEING MODEL 777-FREIGHTER BLOCK C AIRCRAFT with MSN [ * ]
The Detail Specification is [ * ]. Such Detail Specification will be comprised of Boeing Configuration Specification D019W007, Rev NEW, dated July 24, 2006 as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW).
The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Supplemental Agreement No. 11

Exhibit A3 to	BOEING PROPRIETARY
Purchase Agreement No. 3157

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Supplemental Agreement No. 11	BOEING PROPRIETARY

Exhibit A3 to	BOEING PROPRIETARY
Purchase Agreement No. 3157

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Supplemental Agreement No. 11	BOEING PROPRIETARY

FED-PA—LA-1000790R1
Federal Express Corporation
3610 Hacks Cross
Memphis TN 38125

Subject:	Special Matters for Block C Aircraft

Reference:	Purchase Agreement No. 3157 (the Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER aircraft (the Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
[ * ]
8. ADVANCE PAYMENT SETOFF RIGHTS
Customer agrees that if it defaults on any monetary obligation under the Purchase Agreement and has failed to cure such default within five (5) calendar days of receiving written notice from Boeing, then Boeing may apply any/all advance payments paid by Customer to cure, in part or in whole, any default made with respect to any Aircraft or other obligation in the Purchase Agreement. In the event that Boeing exercises such setoff rights and applies any advance payments to cure any such default by Customer with respect to an Aircraft or other obligation in the Purchase Agreement, Boeing will be entitled to require Customer to replace within ten days of written notice, the amount of advance payments applied to cure such default such that the total amount of advance payments will be restored to the aggregate amount of advance payments owed at that time by Customer.
[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
P.A. No. 3157 (SA # 11)
BOEING PROPRIETARY

FED-PA—LA-1000790R1

10. PUBLIC ANNOUNCEMENT
Notwithstanding the terms in the Purchase Agreement, neither Party shall in any manner advertise or make any public statement regarding Customer’s purchase of the Block C Aircraft without the prior written consent of the other Party. Neither Party shall disclose any details of this Agreement to any third party except as may be authorized in writing by an authorized officer of the other Party.
Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement /and attachment(s) hereto is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity.
If the foregoing correctly sets forth your understanding of our agreement with respect to matters described above, please indicate your acceptance and approval below.

Very truly yours, THE BOEING COMPANY
By	/s/ RICHARD R. OCHS
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: August 19, 2010 FEDERAL EXPRESS CORPORATION
By	/s/ PHILLIP C. BLUM
Its	VP, Aircraft Acquisitions & SAO

P.A. No. 3157 (SA # 11)
BOEING PROPRIETARY

Supplemental Agreement No. 13
to
Purchase Agreement No. 3157
between
The Boeing Company
And
Federal Express Corporation
Relating to Boeing Model 777-FREIGHTER Aircraft
THIS SUPPLEMENTAL AGREEMENT, entered into as of the 27th day of August, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);
WITNESSETH:
WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (the Aircraft); and
WHEREAS, Customer desires to re-schedule the delivery of one (1) Aircraft (Rescheduled Aircraft) as follows;

Serial	Current Delivery	Revised
Serial Number	Month per SA # 8	Delivery Month
[ * ]	[ * ]	[ * ]
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:
*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S13-1

Supplemental Agreement 13 to
Purchase Agreement No. 3157
All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.
1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 13.

2.	Remove and replace, in its entirety, Table 1-C to the Purchase Agreement with the revised Table 1-C attached hereto to reflect changes relating to the Rescheduled Aircraft.

3.	Customer and Boeing hereby acknowledge and confirm that Letter Agreement 6-1162-RRO-1144 is hereby deleted and replaced in its entirety with Letter Agreement 6-1162-RRO-1144R1.

4.	Boeing’s offer to re-schedule the Rescheduled Aircraft [ * ] will expire on August 27, 2010, if not accepted by written notice by such date.
EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ RICHARD R. OCHS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	VP, Aircraft Acquisitions & SAO

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

S13-2

TABLE OF CONTENTS

		SA
ARTICLES		NUMBER

1.	Quantity, Model and Description

2.	Delivery Schedule

3.	Price

4.	Payment

5.	Miscellaneous

TABLE

1.	Aircraft Information Table	5

1B	Block B Aircraft Information Table	4

1C	Block C Aircraft Information Table	13

1C1	Block C Aircraft Information Table (MSN [ * ])	11

[ * ]	[ * ]	[ * ]

EXHIBIT

A.	Aircraft Configuration	4

A1.	Aircraft Configuration (Block B Aircraft)	4

A2.	Aircraft Configuration (Block C Aircraft except MSN [ * ])	11

A3.	Aircraft Configuration (Block C Aircraft w/ MSN [ * ])	11

[ * ]	[ * ]	[ * ]

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features

CS1.	Customer Support Variables

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 13
BOEING PROPRIETARY

1

		SA
LETTER AGREEMENT		NUMBER

3157-01	777 Spare Parts Initial Provisioning

3157-02	Demonstration Flight Waiver

6-1162-RCN-1785	[ * ]

6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4

6-1162-RCN-1790	Special Matters

6-1162-RCN-1791	Performance Guarantees	4

6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay

6-1162-RCN-1793	Open Configuration Matters

6-1162-RCN-1795	AGTA Amended Articles

6-1162-RCN-1796	777 First-Look Inspection Program

6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates

6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4

6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4

6-1162-RCN-1799	[ * ]

6-1162-RRO-1062	Option Aircraft	4

6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4

6-1162-RRO-1066R1	Special Matters for Block B Aircraft	4

6-1162-RRO-1067	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4

6-1162-RRO-1068	Special Provision — Block B Aircraft	4

FED-PA—LA-1000790R1	Special Matters for Block C Aircraft	11

[ * ]	[ * ]	[ * ]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 13
BOEING PROPRIETARY

2

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

[ * ]	[ * ]

Supplemental Agreement No. 13	August 27, 2010

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	SA 13
BOEING PROPRIETARY

3

Table 1-C To
Purchase Agreement No. PA-3157
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	[ * ]	Detail Specification:	D019W007FED7F-1, Rev B dated July 16, 2010
Engine Model/Thrust:	GE90-110B1L	[ * ]	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		[ * ]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[ * ]

Sub-Total of Airframe and Features:		[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[ * ]	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		[ * ]	Base Year Index (CPI):	208.2

Buyer Furnished Equipment (BFE) Estimate:		[ * ]
Seller Purchased Equipment (SPE) Estimate:		[ * ]
Deposit per Aircraft:		[ * ]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)			Price Per A/P	1%	4%	5%	35%
Block C Aircraft
[ * ]	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]		[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]		[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]		[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
[ * ]	1	[ * ]		[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Notes: Optional Features for the Block C Aircraft (except MSN [ * ]) are detailed in Exhibit A2
Per SA # 11
1.	Inclusion of Aircraft with MSN [ * ] and MSN [ * ] [shown on Table 1-C1] into the Purchase Agreement is strictly contingent upon SA # 11, becoming effective

2.	Optional Features for Block C Aircraft with MSN [ * ] are detailed in Exhibit A3
Per SA # 13
1.	Boeing and Customer have agreed that Boeing will retain any pre-paid advance payments that may result from the acceleration of MSN [ * ]. Such amount will continue to be treated under the Purchase Agreement as advance payments, except that Boeing will apply such amount, in whole or in part, to future advance payment(s) by Customer becoming due under the Purchase Agreement subsequent to the date of Supplemental Agreement No. 13

Boeing Proprietary	Supplemental Agreement No. 13

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207
August 11, 2010
6-1162-RRO-1144R1
Federal Express Corporation
2955 Republican Drive
Memphis, TN 38118

Attention:	Mr. Kevin Burkhart Managing Director — Aircraft Acquisitions & Sales

Subject:	[ * ]

Reference:	Supplemental Agreement No. 8 and No. 13 to Purchase Agreement 3157, dated November 7, 2006, between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 777-FREIGHTER Aircraft (the Aircraft)
Dear Mr. Burkhart:
In consideration of the strong business relationship between Boeing and Customer, and Customer executing Supplemental Agreement No. 8, Boeing has agreed to [ * ].

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Boeing Proprietary

6-1162-RRO-1144R1
August 11, 2010

Further Customer agrees and acknowledges that Attachment A can not be revised/modified in anyway unless specifically agreed to in writing by Boeing.

Very truly yours, THE BOEING COMPANY
By	/s/ RICHARD R. OCHS

Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date: August 27, 2010

FEDERAL EXPRESS CORPORATION
By	/s/ PHILLIP C. BLUM

Its	VP, Aircraft Acquisitions & SAO

Boeing Proprietary

Attachment A to
LA 6-1162-RRO-1144R1
August 11, 2010

Federal Express
PA 3157
[ * ]

Attachment A to
LA 6-1162_RRO-1144R1
August 11, 2010

Federal Express
PA 3157
[ * ]